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                                                                   Exhibit 10.45

                          PLEDGE AND SECURITY AGREEMENT


                  THIS PLEDGE AND SECURITY AGREEMENT (the "Pledge Agreement"), dated as of September 19, 2000, is by and between Steven Hodas ("Hodas"), an individual residing at 730 Fort Washington Avenue, #6A, New York City, New York, and The Princeton Review, Inc., a Delaware corporation having an address at 2315 Broadway, New York City, New York ("TPR").

                              W I T N E S S E T H:

                  THAT WHEREAS, contemporaneously herewith TPR is making a loan (the "Loan") to Hodas in an aggregate amount of two hundred and fifty thousand dollars ($250,000), the terms of which are set forth in a non-recourse promissory note, dated the date hereof (the "Note"); and

                  WHEREAS, it is a condition precedent to TPR's obligation to make the Loan to Hodas that Hodas enter into this Pledge Agreement to provide TPR with 53,001 shares of the Class B non-voting common stock of TPR (the "Shares") as security for the payment of the obligations of Hodas to TPR under the Note;

                  NOW, THEREFORE, in consideration of TPR's agreement to make the Loan to Hodas and in order to provide TPR with assurance of the payment of Hodas's obligations under the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. As used in this Pledge Agreement the following terms shall have the following meanings:

                           "Collateral" means the Shares and all Proceeds.

                           "Proceeds" shall mean "proceeds" as such term is
defined in Article 9 of the UCC and, in any event, shall mean and include, but not be limited to, the following at any time whatsoever arising or receivable:
(i) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Hodas from time to time with respect to any of the Collateral, (iii) any and all payments (in any form whatsoever) made or due and payable to Hodas from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color or governmental authority) and (iv) any and all other amounts from time to time paid, payable, distributed or distributable under or in connection with any of the Collateral.


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                           "UCC" shall mean the Uniform Commercial Code as the
same may be in effect in the State of New York from time to time.

                  2. Grant and Perfection of Security Interest. To secure the Secured Obligations (as defined in Section 3 of this Pledge Agreement), Hodas hereby pledges the Shares to TPR and grants to TPR a first priority security interest in the Collateral. From time to time after the execution of this Agreement, Hodas shall execute such financing statements and other instruments and documents which, in the judgment of TPR, may be reasonably necessary, desirable or appropriate to perfect, record or evidence the security interest of TPR in the Collateral. Hodas hereby authorizes TPR to execute and file such financing statements, instruments and documents on behalf of Hodas as its attorney-in-fact. Hodas shall pay to TPR reasonable and customary costs and expenses (including, without limitation, filing fees and recording and stamp taxes) incurred in filing and recording such financing statements, instruments and documents as well as any such fees and taxes which may be imposed on or with respect to the Collateral or this Agreement.

                  3. Secured Obligations. This Pledge Agreement secures, and the Collateral is collateral security for, (i) the prompt payment in full when due, whether by acceleration or otherwise, of the principal of and interest on the Note and (ii) the performance of all obligations and liabilities of Hodas to TPR pursuant to the provisions of the Note and this Pledge Agreement. All such obligations are hereinafter collectively referred to as the "Secured Obligations."

                  4. Delivery of Pledged Shares. Simultaneously with the execution of this Pledge Agreement Hodas shall deliver the certificates representing the Shares (the "Certificates") to TPR at such place as TPR shall reasonably request. Hodas hereby authorizes TPR to indicate in its stock records, or to cause TPR's registrar or stock-transfer agent to indicate in the records it maintains, that the Shares are subject to a security interest in favor of TPR.

                  5. Non-Recourse. The Note and all Secured Obligations are non-recourse to Hodas. Notwithstanding any provision hereof or of the Note to the contrary, no deficiency or other judgment for payment of the principal or interest under the Note or any other amount payable under the Note or this Pledge Agreement shall be sought or entered by TPR against Hodas in any action to enforce the Note or this Pledge Agreement, provided, however, the foregoing shall not (a) release or impair the Secured Obligations or the lien of the security interest granted in this Pledge Agreement, (b) affect the rights and remedies of TPR under this Pledge Agreement, (c) prejudice the rights of TPR under any other collateral instrument further securing the Secured Obligations, or (d) release Hodas from any liability for fraud, misrepresentation or breach of Section 9 of this Pledge Agreement. If, on the Maturity Date (as defined in the Note), the stock of Payee constituting the Collateral may not be sold by Hodas either pursuant to an effective registration statement under the Securities Act of 1933 or the provisions of Rule 144 under that act, Hodas may, by notice to TPR, satisfy all Secured Obligations in full by relinquishing his rights in (a) the Collateral or (b) that portion of the Collateral (valued at Fair Market Value as described below) necessary to satisfy such obligations, with the balance of the Collateral being forthwith assigned, transferred and delivered by TPR to Hodas. For all purposes under this Pledge Agreement and the Note, Fair Market Value


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of the Collateral shall be determined as follows: (a) if the stock of TPR is then listed on Nasdaq or a national securities exchange, the Fair Market Value of the stock of TPR shall be the average closing price of such stock as reported on Nasdaq or the applicable exchange for the five trading days preceding the date of the action which requires the determination of Fair Market Value under this Pledge Agreement or (b) if the stock of TPR is not then traded on Nasdaq or a national securities exchange, the Fair Market Value will be the then applicable Agreed Value (as determined pursuant to the Stockholders' Agreement, dated April 1, 2000, among TPR and its stockholders).

                  6. Representations and Warranties of Hodas. Hodas hereby represents and warrants to TPR as follows:

                  (a) Hodas is the legal owner of the Shares, free and clear of any liens, claims or encumbrances whatsoever other than the lien and security interest created by this Pledge Agreement.

                  (b) Hodas has full power, authority and legal right to pledge and grant a first priority security interest in all the Collateral to TPR pursuant to this Pledge Agreement.

                  (c) This Pledge Agreement has been duly and validly executed and delivered by Hodas and constitutes the legal and valid obligation of Hodas, enforceable against Hodas in accordance with its terms.

                  (d) No notice by Hodas to any governmental authority or regulatory body or filing by Hodas with any governmental authority or regulatory body is required, nor is Hodas required to obtain any consent, authorization, approval or other action by any governmental authority or regulatory body, for
(i) the execution, delivery or performance of this Pledge Agreement by Hodas,
(ii) the grant by Hodas of a security interest in the Collateral pursuant to this Pledge Agreement or (iii) the exercise by TPR of the rights provided for in this Pledge Agreement, except for the filing of a financing statement in the appropriate jurisdictions to record the security interest created hereby.

                  (e) The execution of this Pledge Agreement and the delivery of the Certificates to TPR pursuant to this Pledge Agreement create a valid and perfected first priority security interest in the Collateral in favor of TPR securing the payment of the Secured Obligations (assuming the filing of a financing statement in the appropriate jurisdictions to record the security interest created hereby).

                  7. Further Assurances. Hodas agrees that at any time and from time to time Hodas will promptly execute and deliver all such further instruments and documents and take all such further actions, as may be necessary or as TPR may reasonably request, in order further to perfect and protect the security interest in the Collateral in favor of TPR granted or purported to be granted pursuant to this Pledge Agreement and to enable TPR to exercise and enforce its rights and remedies hereunder with respect to any Collateral.


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                  8. Income, Dividends, Distributions or Other Payment. As long as no Event of Default (as defined in the Note) shall have occurred and be continuing, Hodas shall be entitled to receive and retain any and all regular cash dividends paid on or with respect to the Collateral. Upon the occurrence and during the continuance of an Event of Default, all rights of Hodas to receive such dividends which Hodas would otherwise be authorized to receive and retain pursuant to this Section 7 shall cease and all such rights shall thereupon become vested in TPR which shall thereafter have the sole right to receive and hold as Collateral such dividends during the continuance of such Event of Default. All regular cash dividends which are received by Hodas contrary to the provisions of this Section 7 and all other dividends or other distributions paid on or with respect to the Collateral during the term of this Pledge Agreement (including, without limitation, extraordinary cash dividends and dividends in the form of property other than cash) shall be received by Hodas in trust for the benefit of TPR, shall be segregated from other funds of Hodas and shall immediately be paid over to TPR as Collateral in the same form as so received (with any necessary endorsement). In order to permit TPR to receive the dividends and other distributions paid on or with respect to the Collateral which it is authorized to receive and retain pursuant to this Section 7, Hodas shall, if necessary, upon written request of TPR, from time to time execute and deliver (or cause to be executed and delivered) to TPR all such payment orders and other instruments as TPR may reasonably request.

                  9. Transfer and Other Liens. Hodas agrees that he will not (a) sell or otherwise dispose of any of the Collateral or (b) create or permit to exist any lien, security interest, charge or other encumbrance upon or with respect to any of the Collateral, except for the lien and security interest granted under this Pledge Agreement. Any such lien, security interest, charge or other encumbrance shall be null and void and of no force or effect whatsoever.

                  10. Remedies Upon Default.

                  10.1 Upon the occurrence of an Event of Default (as defined in the Note), TPR shall have (but shall have no obligation to exercise or pursue) all of the default rights, powers and remedies of a TPR under Section 9-501 et seq. of the UCC, all of the rights, powers and remedies available at law or in equity for the enforcement of the Secured Obligations and the realization of the benefits of this Agreement and the Collateral, and all of the following rights, powers and remedies:

                  (a) to declare all of the Secured Obligations to be immediately due and payable;

                  (b) to take immediate possession of the Collateral and sell, at public or private sale or sales, lease, assign, collect, transfer or otherwise dispose of it or realize upon it, provided that TPR shall sell or dispose of only that portion of the Collateral necessary to fulfill the Secured Obligations;

                  (c) to exercise and enforce all of the rights and powers and pursue all of the remedies of Hodas in respect of the Collateral;


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                  (d) to settle, adjust or compromise any claim or dispute in respect of the Collateral; and

                  (e) on behalf of Hodas, to give receipts and to endorse checks, notes, drafts, money orders, instruments and other evidences of payment or indebtedness with respect to the Collateral.

                  10.2 TPR may apply all amounts actually realized by it resulting from the exercise of any right or power or the pursuit of any remedy after an Event of Default in such manner and in such order of priority as TPR in its sole discretion may determine.

                  10.3 Hodas agrees that 10 days' prior notice of any public sale, private sale or other disposition is a reasonable notification. Any and all sales or other dispositions of the Collateral may, in TPR's sole discretion, be public or private dispositions and may include all or any part of the Collateral. All such sales and other dispositions shall be at such times and places, upon such terms and conditions (including, without limitation, for cash or on credit and for immediate or future delivery) and at such price or prices as TPR in its discretion may determine, provided that at no time shall the sale of the Shares be at a price that is below Fair Market Value. TPR or any nominee of TPR may be the purchaser, assignee or transferee of all or any part of the Collateral.

                  10.4 Hodas shall pay, immediately upon demand therefor, all reasonable and customary costs and expenses (including counsel fees and expenses) incurred by TPR in seeking to exercise any right or power or to pursue any remedy in any manner relating to the Collateral or this Agreement together with simple interest thereon at the rate of twelve percent (12%) per annum from the date incurred to the date paid by Hodas. The liability of Hodas arising under this Section 10.4 shall be included within the Secured Obligations secured by the Collateral.

                  11. No Waiver. No failure on the part of TPR to exercise, no course of dealing with respect to and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by TPR of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any other remedies provided by law.

                  12. Amendments. No amendment or waiver of any provision of this Pledge Agreement or consent to departure therefrom shall be effective unless agreed to in writing by Hodas and TPR in the case of an amendment or by TPR in the case of a waiver or consent to departure therefrom.

                  13. Termination of Security Interest and Release.

                  (a) When all Secured Obligations have been paid in full, this Pledge Agreement shall terminate and TPR shall forthwith assign, transfer and deliver to or on the order of Hodas,


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against receipt and without recourse to TPR, such of the Collateral as shall not have been released, sold or otherwise applied pursuant to the terms hereof.

                  (b) Hodas shall at all times retain the right to sell shares represented by the Collateral, provided that the net proceeds from such sales are used to prepay the Loan, and also provided that such sales are in accordance with the provisions of the Stockholders Agreement and any applicable underwriters' lock-up or similar agreements. TPR will release its security interest in the Collateral to the extent necessary to permit any such sales.

                  14. Addresses for Notices. All notices, requests, demands or other communications to or from TPR or Hodas shall be in writing and shall be deemed to have been duly given and made on the third day following deposit in the mail if sent postage prepaid by certified mail, return receipt requested, on the next business day following delivery to the delivery service if sent by a recognized overnight delivery service (with charges prepaid) or when received if delivered by hand. Any such notice, request, demand or communication shall be addressed or delivered as follows, or to such other addresses as the parties may designate by like notice:

         If to Hodas:

                  Steven Hodas
                  730 Fort Washington Avenue, #6A
                  New York, NY  10040

         If to TPR:

                  The Princeton Review, Inc.
                  2315 Broadway
                  New York, New York  10024
                  Attn: John S. Katzman

                  with a copy to:

                  Patterson, Belknap, Webb & Tyler LLP
                  1133 Avenue of the Americas
                  New York, New York  10036
                  Attention: John P. Schmitt, Esq.

                  15. Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of all Secured Obligations, be binding upon Hodas and his heirs, executors, administrators, successors and assigns and inure, together with the rights and remedies of TPR hereunder, to the benefit of TPR and each of its successors, transferees and assigns.

                  16. Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the choice of



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law provisions thereof. Venue in any action or proceeding arising out of or relating to this Pledge Agreement shall be in any state or federal court sitting in New York, New York, and Hodas hereby irrevocably waives any objection he may have to the laying of venue of any such action or proceeding in any such court and any claim he may have that any such action or proceeding has been brought in an inconvenient forum. A final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

                  17. Attorney-in-Fact. Hodas hereby appoints TPR as Hodas' attorney-in-fact and proxy for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which TPR may reasonably deem necessary or advisable to accomplish the purposes hereof. The foregoing power of attorney is coupled with an interest and shall be irrevocable prior to payment in full of the Secured Obligations. TPR shall give Hodas prior written notice of any actions taken by TPR as attorney-in-fact for Hodas.

                  IN WITNESS WHEREOF, Hodas and TPR have caused this Pledge and Security Agreement to be executed as of the day and year first above written.

THE PRINCETON REVIEW, INC.


By:  /s/ John Katzman                       /s/  Steven Hodas
     --------------------------             -----------------------
         John Katzman                            Steven Hodas
         President


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